DEAN WITTER INTERMEDIATE-TERM U.S. TREASURY TRUST       Two World Trade Center,
                                                       New York, New York 10048

LETTER TO THE SHAREHOLDERS August 31, 1996

DEAR SHAREHOLDER:

During the six-month period ended August 31, 1996, interest rates on intermediate-term U.S. Treasury securities rose as the market perceived a strengthening economy. This resulted from, among other things, the pent--up consumer demand created by severe winter weather and a temporary government shutdown in early 1996. In addition, low mortgage rates, rebate- and lease-based incentives by automobile dealers, and extraordinary "sales" by local retailers spurred increased housing starts and higher retail sales. The resulting wholesale inventory liquidation, along with continuing strong employment data, raised concerns about a quickly rebounding economy and a possible inflation surge. In addition, yields on five-year U.S. Treasury notes were up from 5.73 percent six months ago to 6.72 percent on August 31, 1996.

PERFORMANCE AND PORTFOLIO

The Fund's performance has been affected by the higher interest rate environment. For the six-month period ended August 31, 1996, the Fund's total return was -1.07 percent. This includes income dividends of $0.26 per share and a change in net asset value per share from $9.92 on February 29, 1996 to $9.55 on August 31, 1996.

The portfolio is diversified across the intermediate portion of the maturity spectrum, with an ability to extend to a maximum of eight years. At the end of the period, the Fund's average maturity, at five years, reflected a neutral position. However, as yields on longer term issues become more attractive, we may gradually extend this average maturity.

LOOKING AHEAD

For the balance of 1996, we expect U.S. economic growth to moderate from the rapid pace of the second quarter. Before taking overt action to slow the economy, the Federal Reserve Board will likely look for sustained confirmation of a strong economy and rising inflation. In the months ahead, inflation is expected to remain subdued but at slightly higher levels than in 1995. We believe that the Fund, whose income is

DEAN WITTER INTERMEDIATE-TERM U.S. TREASURY TRUST substantially free from state and local taxes in all 50 states and the District of Columbia, continues to offer an attractive alternative to other intermediate-term investments.

We appreciate your ongoing support of Dean Witter Intermediate-Term U.S. Treasury Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO
-----------------------------
CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER INTERMEDIATE-TERM U.S. TREASURY TRUST

PORTFOLIO OF INVESTMENTS August 31, 1996 (unaudited)

PRINCIPAL                         DESCRIPTION
AMOUNT IN                             AND                            COUPON
THOUSANDS                        MATURITY DATE                        RATE        VALUE
------------------------------------------------------------------------------------------
              U.S. GOVERNMENT OBLIGATIONS (96.3%)
              U.S. Treasury Coupon Strips (14.5%)
 $   500      11/15/02...........................................     0.00 %    $  329,590
      30      05/15/03...........................................     0.00          19,056
                                                                                ----------
                                                                                   348,646
                                                                                ----------
              U.S. Treasury Notes (81.8%)
     100      07/31/00...........................................     6.125         98,118
   1,300      10/31/00...........................................     5.75       1,255,930
     650      08/15/03...........................................     5.75         610,617
                                                                                ----------
                                                                                 1,964,665
                                                                                ----------
              TOTAL U.S. GOVERNMENT OBLIGATIONS
              (Identified Cost $2,414,673).................................      2,313,311
                                                                                ----------
              SHORT-TERM INVESTMENT (a) (2.1%)
              U.S. GOVERNMENT OBLIGATION
      50      U.S. Treasury Bill (Amortized Cost $49,973)
              09/05/96...........................................     4.80          49,973
                                                                                ----------
              TOTAL INVESTMENTS
              (Identified Cost $2,464,646)(b).....................    98.4%      2,363,284
              OTHER ASSETS IN EXCESS OF LIABILITIES................    1.6          37,429
                                                                     ----       ----------
              NET ASSETS...........................................  100.0%     $2,400,713
                                                                     ====       ==========

---------------------

(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross and net unrealized depreciation was $101,362.

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE-TERM U.S. TREASURY TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1996 (unaudited)
ASSETS:
Investments in securities, at value
 (identified cost $2,464,646)...........................................    $2,363,284
Interest receivable.....................................................        27,447
Receivable from affiliate...............................................        24,481
Deferred organizational expenses........................................       146,705
Prepaid expenses........................................................        19,002
                                                                            ----------
    TOTAL ASSETS........................................................     2,580,919
                                                                            ----------
LIABILITIES:
Payable for:
    Dividends to shareholders...........................................         1,088
    Plan of distribution fee............................................           747
Payable to bank.........................................................         2,105
Organizational expenses.................................................       146,705
Accrued expenses........................................................        29,561
                                                                            ----------
    TOTAL LIABILITIES...................................................       180,206
                                                                            ----------
NET ASSETS:
Paid-in-capital.........................................................     2,581,555
Net unrealized depreciation.............................................      (101,362)
Accumulated net realized loss...........................................       (79,480)
                                                                            ----------
    NET ASSETS..........................................................    $2,400,713
                                                                            ==========
NET ASSET VALUE PER SHARE,
 251,262 shares outstanding
 (unlimited shares authorized of $.01 par value)........................         $9.55
                                                                                  ====

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE-TERM U.S. TREASURY TRUST

STATEMENT OF OPERATIONS
For the six months ended August 31, 1996 (unaudited)
NET INVESTMENT INCOME:
INTEREST INCOME.........................................................    $  92,544
                                                                            ---------
EXPENSES
Professional fees.......................................................       49,783
Shareholder reports and notices.........................................       32,188
Organizational expenses.................................................       18,148
Registration fees.......................................................       13,369
Trustees' fees and expenses.............................................        7,573
Investment management fee...............................................        5,659
Plan of distribution fee................................................        5,659
Custodian fees..........................................................        2,091
Transfer agent fees and expenses........................................          805
Other...................................................................          759
                                                                            ---------
    TOTAL EXPENSES BEFORE AMOUNTS WAIVED/REIMBURSED.....................      136,034
    LESS: AMOUNTS WAIVED/REIMBURSED.....................................     (130,375)
                                                                            ---------
    TOTAL EXPENSES AFTER AMOUNTS WAIVED/REIMBURSED......................        5,659
                                                                            ---------
    NET INVESTMENT INCOME...............................................       86,885
                                                                            ---------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss.......................................................      (80,239)
Net change in unrealized depreciation...................................      (60,313)
                                                                            ---------
    NET LOSS............................................................     (140,552)
                                                                            ---------
NET DECREASE............................................................    $ (53,667)
                                                                            =========

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE-TERM U.S. TREASURY TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                                       FOR THE PERIOD
                                                                        SEPTEMBER 27,
                                                    FOR THE SIX             1995*
                                                   MONTHS ENDED            THROUGH
                                                  AUGUST 31, 1996     FEBRUARY 29, 1996
-----------------------------------------------------------------------------------------
                                                    (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.........................      $    86,885          $    80,604
Net realized gain (loss)......................          (80,239)                 759
Net change in unrealized depreciation.........          (60,313)             (41,049)
                                                    -----------          -----------
    NET INCREASE (DECREASE)...................          (53,667)              40,314

Dividends from net investment income..........          (86,885)             (80,604)
Net increase (decrease) from transactions in
 shares of beneficial interest................       (1,895,307)           4,376,862
                                                    -----------          -----------
    TOTAL INCREASE (DECREASE).................       (2,035,859)           4,336,572

NET ASSETS:
Beginning of period...........................        4,436,572              100,000
                                                    -----------          -----------
    END OF PERIOD.............................      $ 2,400,713          $ 4,436,572
                                                    ===========          ===========

---------------------
* Commencement of operations.

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE-TERM U.S. TREASURY TRUST

NOTES TO FINANCIAL STATEMENTS August 31, 1996 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Intermediate-Term U.S. Treasury Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is current income and preservation of principal. The Fund seeks to achieve its objective by investing in U.S. Treasury securities backed by the full faith and credit of the U.S. Government. The Fund was organized as a Massachusetts business trust on February 9, 1995 and had no operations other than those relating to organizational matters and the issuance of 10,000 shares of beneficial interest for $100,000 to Dean Witter InterCapital Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on September 27, 1995.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

DEAN WITTER INTERMEDIATE-TERM U.S. TREASURY TRUST

NOTES TO FINANCIAL STATEMENTS August 31, 1996 (unaudited) continued

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $180,000 which will be reimbursed for the full amount thereof, exclusive of amounts reimbursed of $33,295. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.35% to the Fund's net assets determined at the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

The Investment Manager had undertaken to reimburse all operating expenses (except brokerage and 12b-1 fees) and waive the compensation provided for in its Investment Management Agreement until such time as the Fund had $50 million of net assets or until March 27, 1996, whichever occurs first. The Investment Manager will continue to reimburse all operating expenses (except brokerage and 12b-1 fees) and waive the compensation until March 27, 1997. At August 31, 1996, included in the

DEAN WITTER INTERMEDIATE-TERM U.S. TREASURY TRUST

NOTES TO FINANCIAL STATEMENTS August 31, 1996 (unaudited) continued

Statement of Assets and Liabilities, was a receivable from an affiliate which represents expense reimbursements due to the Fund.

If, in any fiscal year, the Fund's total operating expenses (exclusive of tax, interest, brokerage fees, distribution fees and extraordinary expenses) exceed
2 1/2% of the first $30,000,000 of average daily net assets, 2% of the next $70,000,000 and 1 1/2% of any excess over $100,000,000, the Investment Manager will reimburse the Fund for the amount of such excess. Such amount, if any, will be calculated daily and credited on a monthly basis.

3. PLAN OF DISTRIBUTION

Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor, account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, its affiliates and other selected broker-dealers under the Plan:
(1) compensation to, and expenses of, account executives of DWR and other employees, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.35% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended August 31, 1996, the distribution fee was accrued at the annual rate of 0.35%.

DEAN WITTER INTERMEDIATE-TERM U.S. TREASURY TRUST

NOTES TO FINANCIAL STATEMENTS August 31, 1996 (unaudited) continued

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended August 31, 1996 were $119,035 and $2,018,532, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At August 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $200.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                             FOR THE SIX
                                                                             MONTHS ENDED                   FOR THE PERIOD
                                                                           AUGUST 31, 1996               SEPTEMBER 27, 1995*
                                                                       ------------------------                THROUGH
                                                                                                          FEBRUARY 29, 1996
                                                                             (unaudited)               ------------------------
                                                                        SHARES        AMOUNT            SHARES        AMOUNT
                                                                       --------     -----------        --------     -----------
Sold...............................................................      70,379     $   680,411         659,183     $ 6,612,088
Reinvestment of dividends..........................................       3,955          38,148           4,161          41,820
                                                                       --------     -----------        --------     -----------
                                                                         74,334         718,559         663,344       6,653,908
Repurchased........................................................    (270,454)     (2,613,866)       (225,962)     (2,277,046)
                                                                       --------     -----------        --------     -----------
Net increase (decrease)............................................    (196,120)    $(1,895,307)        437,382     $ 4,376,862
                                                                       ========     ===========        ========     ===========

---------------------
* Commencement of operations.

DEAN WITTER INTERMEDIATE-TERM U.S. TREASURY TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                                 FOR THE PERIOD
                                                                                                                  SEPTEMBER 27,
                                                                                              FOR THE SIX             1995*
                                                                                             MONTHS ENDED            THROUGH
                                                                                            AUGUST 31, 1996     FEBRUARY 29, 1996
----------------------------------------------------------------------------------------------------------------------------------
                                                                                              (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....................................................          $9.92               $10.00
                                                                                               --------           ----------
Net investment income...................................................................           0.26                 0.21
Net realized and unrealized loss........................................................          (0.37)               (0.08)
                                                                                               --------           ----------
Total from investment operations........................................................          (0.11)                0.13
                                                                                               --------           ----------
Less dividends from net investment income...............................................          (0.26)               (0.21)
                                                                                               --------           ----------
Net asset value, end of period..........................................................          $9.55               $ 9.92
                                                                                               ========           ==========
TOTAL INVESTMENT RETURN+................................................................          (1.07)%(1)            1.23%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses................................................................................           0.35%(2)(4)          0.32%(2)(3)
Net investment income...................................................................           5.37%(2)(4)          5.05%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.................................................         $2,401               $4,437
Portfolio turnover rate.................................................................              4%(1)               20%(1)

---------------------
 *  Commencement of operations.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) If the Investment Manager had not reimbursed all expenses and waived the management fee, the above annualized expense and net investment income ratios to average net assets, after application of the Fund's state expense limitation, would have been 2.82% and 2.55%, respectively.
(4) If the Investment Manager had not reimbursed all expenses and waived the management fee, the above annualized expense and net investment income ratios to average net assets, after application of the Fund's state expense limitation, would have been 2.85% and 2.87%, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

DEAN WITTER
Intermediate-Term
U.S. Treasury Trust

[PHOTO]

SEMIANNUAL REPORT
August 31, 1996